Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603-4080

March 4, 2015

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Attn: Stephanie D. Hui

Re: Incapital Unit Trust, Series 66
Nuveen Tradewinds Global Energy Revolution Portfolio, Series 1
File No. 333-199010

Ladies and Gentlemen:

On behalf of Incapital LLC, depositor, sponsor and underwriter of the Incapital Unit Trust, Series 66, consisting of the above-captioned trust(s) (the “Trust(s)”), there is enclosed Amendment No. 4 to the Registration Statement on Form S-6 relating to securities of Incapital Unit Trust, Series 66 (the “Fund”).

The Reference Trust Agreement was entered into by Incapital LLC, as Depositor, and The Bank of New York Mellon, as Trustee, on the date hereof, and Securities (or delivery statements relating to contracts for the purchase thereof) in the aggregate amount of the portfolio(s) have been deposited with the Trustee. In connection therewith the Trustee is prepared to establish book entry positions which are being retained by the Trustee for delivery after the effectiveness of the Registration Statement.

In addition to Amendment No. 4, the exhibits listed therein are submitted herewith.

Except as indicated in the Memorandum of Changes, the changes in the Prospectus represent primarily the completion of various statements regarding the Securities deposited in the Trust(s) and the dates of record, deposit, distribution, termination and evaluation, together with a list of the Securities which will comprise the portfolio(s) of the Trust(s), the Statement of Financial Condition of the Trust(s) and the Report of Independent Registered Public Accounting Firm.

We have appreciated the courtesy and cooperation of the members of the Staff and if there are any questions on which we may be of assistance, please do not hesitate to call either Eric F. Fess (312-845-3781) or Morrison C. Warren (312-845-3484) collect.

Very truly yours,

/s/ Chapman and Cutler LLP

Chapman and Cutler LLP